Exhibit 99.2

Gary Stone

2611 Kielder Shadow Ct., Katy, Texas 77494

August 17th, 2017

Mr. Raul Alarcon

Chairman of the Board

Spanish Broadcasting System

7007 NW 77th Avenue

Miami, FL. 33166

VIA ELECTRONIC MAIL

Re: Board of Directors SBS

Dear Raul:

This letter is to serve as my notice that I am resigning as a member of the Spanish Broadcasting System Inc. Board of Directors effective immediately.

Sincerely,

/s/ Gary B. Stone
Gary B. Stone

Via email cc: Joseph Garcia, Jason Shrinsky, Anthony Villamil, Mitch Yelen, Manual Machado, Richard Lara, Pedro Jimenez, Stephen Goldstein, and Alan Miller

2145627757 STONEGARY51@GMAIL.COM